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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2006


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

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

                MINNESOTA                                            41-1595629
(State or other jurisdiction of incorporation)            (IRS Employer Identification No.)
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                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

      On June 19, 2006, ATS Medical, Inc. (the "Company") issued a press release reporting that the Company intends to restate its audited financial statements for the year ended December 31, 2005 and its unaudited financial statements for the quarter ended March 31, 2006 to reflect separate accounting for embedded derivatives within its 6% Convertible Senior Notes due 2025 (the "Notes"). The full text of the press release is furnished as Exhibit 99 hereto and is incorporated herein by reference.


      As previously reported in a Form 8-K filed on June 9, 2006, John R. Judd, the Company's Chief Financial Officer, has accepted a position with another company and will be leaving the Company later this month. In the press release issued on June 15, 2006, the Company noted that Mr. Judd's resignation was not related to the restatement of these financial statements.

      The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      (a) In October 2005, the Company sold $22.4 million aggregate principal amount of the Notes, which are convertible into shares of the Company's common stock at any time at a conversion price of $4.20 per share. If fully converted, the Notes would convert into 5,333,334 shares of the Company's common stock. The Company does not currently have enough shares of unissued, authorized common stock to settle all of the Notes upon conversion. On June 13, 2006, the Company's management determined that, because of this lack of sufficient authorized shares, this conversion right must be bifurcated and separately accounted for under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, and should be treated as a derivative that must be marked-to-market through earnings. Therefore, the Company concluded that its previously filed financial statements for the year ended December 31, 2005 and the quarter ended March 31, 2006 should no longer be relied upon and should be restated. While the exact amounts involved have not been finalized, the Company's management believes that net loss for the year ended December 31, 2005 and the quarter ended March 31, 2006 will be reduced. Management's conclusion that the financial statements should no longer be relied upon was discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, and the Company's Audit Committee at a meeting held on June 13, 2006. At that meeting, the Audit Committee accepted and agreed with management's determination regarding the need for restatement of the financial statements for the year ended December 31, 2005 and the quarter ended March 31, 2006.

      The Company will file with the Securities and Exchange Commission an amended Form 10-K for the fiscal year ended December 31, 2005 and an amended Form 10-Q for the quarter ended March 31, 2006, which will include restated financial statements. The Company intends to file such amended reports as soon as practicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

      99.1 Press Release, dated June 19, 2006, of ATS Medical, Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ATS MEDICAL, INC.




                                          By: /s/ Michael D. Dale
                                              ---------------------------------
                                              Michael D. Dale
                                              Chief Executive Officer

Date: June 19, 2006


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                                  EXHIBIT INDEX


99.1    Press Release, dated June 19, 2006, of ATS Medical, Inc.